SUB-ITEM 77Q1(a): Amendment No. 3 and 4 to Declaration of Trust

Incorporated by reference to exhibit (a)(4) and (a)(5) to post-effective amendment no. 52 to Registrant's registration statement filed on Form Type 485APOS on November 28, 2003 (Accession No. 0001193125-03-087435).